UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

New World Fund

A decade of change and opportunity

[photo of El Faro del Comercio and the Cathedral of Monterrey, in Monterrey, Mexico]

Annual report for the year ended October 31, 2009

New World Fund® seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2009 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years
Reflecting 5.75% maximum sales charge	–0.07%	12.19%	9.53%

The total annual fund operating expense ratio was 1.18% for Class A shares as of October 31, 2009.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 29 and 30 for details.

Results for other share classes can be found on page 34.

Equity investments are subject to market fluctuations. Investing outside the United States (especially in developing countries) may be subject to additional risks, such as currency fluctuations and political instability, as is investing in smaller companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

About the cover: El Faro del Comercio and the Cathedral of Monterrey, in Monterrey, Mexico.

In this report

Special feature
6	A decade of change and opportunity
Since the introduction of New World Fund 10 years ago, our investment professionals have continued to discover opportunities around the world and to invest with a long-term approach.

Contents

1	Letter to shareholders

5	The value of a long-term perspective

12	Summary investment portfolio

18	Financial statements

35	Board of directors and other officers

Fellow shareholders:

[photo of El Faro del Comercio and the Cathedral of Monterrey, in Monterrey, Mexico]

After an extremely difficult period in global markets last year, developing countries led a broad recovery in stock and bond markets. For the 12-month period ended October 31, 2009, the value of an investment in New World Fund gained 40.0% if, like most shareholders, you reinvested the dividend of 50.6 cents per share that was paid in December 2008. A capital gain distribution was not paid during this period.

As you can see in the table below, New World Fund surpassed its primary benchmark, the MSCI ACWI (All Country World Index). The fund also ended the period ahead of developed-country stocks in general, as measured by the MSCI World Index. Developing-country stocks, as measured by the MSCI Emerging Markets (EM) Index, had higher returns than the fund.

With the objective of long-term capital appreciation over time, the fund blends three types of investments. These include stocks of multinational companies based in the developed world, stocks of companies based in the developing world, and government and corporate bonds of developing-country issuers. We are pleased that the fund’s diversified portfolio has helped to reduce some of the volatility associated with investing in developing markets, while still producing substantial gains for shareholders.

We are likewise gratified by the fund’s long-term results. They have proved to be fruitful even as individual component indexes such as developing-market equities and bonds have had higher returns over most of the longer time periods shown below.

Developing-country bonds

Last year’s major decline in developing-country debt preceded a significant rally this year for both foreign-currency and local-currency bonds in developing countries. The J.P. Morgan Emerging Markets Bond Index Plus gained 37.4% for the period.

[Begin Sidebar]
Results at a glance

For periods ended October 31, 2009, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime
				(since 6/17/99)

New World Fund (Class A shares)	40.04%	12.90%	9.62%	9.31%
MSCI ACWI (All Country World Index)	23.42	4.27	1.39	1.66
MSCI World Index	19.21	3.20	0.71	1.10
MSCI Emerging Markets (EM) Index	64.63	17.16	11.49	10.71
J.P. Morgan Emerging Markets
Bond Index Plus	37.37	8.84	11.70	11.77

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI ACWI (All Country World Index), which blends the MSCI World and Emerging Markets indexes, weighted by ACWI market capitalization. The MSCI World Index measures more than 20 developed-country stock markets, while the MSCI Emerging Markets Index measures more than 20 developing-country stock markets. New World Fund also invests in developing-country government and corporate bonds. The J.P. Morgan Emerging Markets Bond Index Plus measures total returns for developing-country bonds. These indexes are unmanaged and do not reflect the effect of sales charges, commissions or expenses.
[End Sidebar]

[Begin Sidebar]
Where the fund’s assets are invested

Geographical distribution of net assets on October 31, 2009

Developed-country equities	34.7%

Asia
Japan	1.9
South Korea	1.4
Australia	1.3
Hong Kong	1.0
Taiwan	.8
Singapore	.5
The Americas
United States	4.5
Canada	.5
Europe
United Kingdom	6.8
Switzerland	3.3
France	2.5
Germany	2.4
Spain	2.3
Belgium	1.0
Italy	1.0
Austria	.8
Finland	.7
Denmark	.7
Netherlands	.6
Sweden	.5
Greece	.2

Developing-country equities	45.0%

Asia
China	7.2
India	5.0
Indonesia	2.8
Philippines	2.3
Thailand	1.4
Malaysia	1.1
Kazakhstan	.4
Pakistan	.2
The Americas
Brazil	7.6
Mexico	3.9
Colombia	.5
Peru	.2
Europe
Russia	3.2
Turkey	1.7
Slovenia	.7
Hungary	.6
Poland	.5
Czech Republic	.4
Africa/Middle East
South Africa	2.8
Israel	2.3
Oman	.1
Egypt	.1

Developed-country bonds	.1%

The Americas
United States	.1

Developing-country bonds	9.5

Asia
Philippines	.3
Malaysia	.1
The Americas
Brazil	2.5
Mexico	1.4
Colombia	1.1
Panama	.4
Peru	.4
Venezuela	.1
Argentina	.1
Dominican Republic	.1
Europe
Turkey	1.3
Russia	.8
Poland	.4
Croatia	.2
Africa/Middle East
South Africa	.2
Egypt	.1

Short-term securities &
other assets less liabilities	10.7

Total	100.0%
[End Sidebar]

In previous downturns, such as the Asian financial crisis in 1997, deteriorating fundamentals caused one or more countries to decline, creating a contagion effect that spread to other nations. The fact that a decline in fundamentals did not precipitate the recent market problems is a testament to the more sound financial policies adopted by many developing countries since 1997. For most developing countries, debt ratings have improved thanks to fiscal policy and monetary reserves that are stronger than they were before the aforementioned Asian crisis.

As a result of the recent global economic slump, developing countries, particularly those with economies heavily tied to exports and commodities, certainly suffered from a slowdown in trade with the developed world. However, developing countries have returned to growth more quickly, which in turn boosted developing-market debt.

Indeed, after falling steeply just before the period began, bonds rebounded strongly during the 12 months. High-yield issues — which had dropped further than their high-quality counterparts — also bounced back more sharply. The fund’s holdings in developing-country debt decreased slightly to 9.5% from 11.0% last year.

Developing- and developed-country stocks

Returns on equities in developing and developed countries diverged during the 12 months. Under the continued pressure of the global economic downturn, developing-country equities bottomed near the beginning of the fiscal year before leading an ascent that lasted most of the rest of the period. Developed countries, on the other hand, broke to new lows in March before turning upward.

Those developed-market declines were driven in part by concerns about a lack of liquidity and other issues related to the credit markets, particularly among banks. These credit concerns had less of an impact in the developing world, which proved less vulnerable to a credit-based decline. This is largely due to the previously mentioned strengthening of banks and financial systems that was undertaken after past financial crises in places like Russia, Asia and Latin America.

Among developing countries, Brazil (92.3%), China (82.5%), India (77.1%), Mexico (39.8%) and Russia (45.8%) all experienced strong gains during the period.* Developed countries also had positive returns, though relatively more modest ones: France (28.4%), Germany (22.2%), Switzerland (21.1%), the United Kingdom (23.4%) and the United States (10.3%), for example, were all up.

*Country and index returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends, unless otherwise noted.

It’s important to note that the large gap between the gains in developing countries and those in developed nations narrows when the time frame is extended to capture more of the cycle. Over the two-year period ended October 31, the MSCI World Index declined 30.3%, while the MSCI EM Index fell 27.9%, a modest difference compared to the past year. (During that time, the fund declined 25.3%, somewhat less than both.)

The fund’s portfolio

The fund’s investments in companies in the financials sector did particularly well during the period. Itaú Unibanco, one of Brazil’s leading private commercial banks and the fund’s second-largest holding, gained 94.3%. (During the period, Itaú and Unibanco, formerly two separate companies, merged to form Brazil’s largest bank. The fund previously owned stock in both companies. Incidentally, the fund’s ninth-largest equity holding is Itaúsa, the Brazil-based investment holding company that controls Itaú Unibanco. It surged 87.9%.) As of the date of this report, the fund’s investments in developing-country banks tended to be in the large, domestically focused entities that were less reliant on global capital markets and were instead more locally exposed. In the developed world, Banco Santander, the fund’s fourth-largest holding and a leading Spanish bank with a strong franchise in Latin America and the U.K., rose 49.3%.

The fund’s investments in shares of telecommunication companies also made gains during the period. América Móvil, Latin America’s largest cellular communications provider and the fund’s largest holding, gained 42.6%. MTN Group, a South Africa-based mobile phone provider and the fund’s sixth-largest holding, advanced 31.5%.

Consumer staples companies also had strong returns for the period. Swiss food and beverage company Nestlé, the fund’s third-largest holding, rose 19.6%. Anheuser-Busch InBev, the fund’s seventh-largest holding and one of the world’s largest brewers, rose 16.9%.

Stocks of energy companies in the fund’s portfolio also did well. Shares of Gazprom, the largest natural gas producer and transporter in Russia and the fund’s fifth-largest holding, returned 18.3%. Health care companies in the portfolio also advanced, though not as much as most of the other sectors. Teva Pharmaceutical Industries, the leading drug company in Israel and the fund’s eighth-largest holding, gained 17.7%.

Information technology companies, though a smaller sector for the fund, had strong returns. Kingboard Chemical, the fund’s 10th-largest holding and a China-based maker of printed circuit boards, advanced 106.2%.

As of October 31, 2009, the fund was invested in stocks of 242 companies from over 40 countries. We have been taking advantage of opportunities to buy developed-country stocks at attractive valuations, a fact reflected in the fund’s developed-country equity holdings, which rose to 34.7% from 30.4% a year ago. At the same time, we have reduced our holdings in developing-country equities, which now account for 45.0% of fund assets, down from 47.2% at the end of last year.

Looking forward

We believe that growth in developing markets continues to provide opportunities for long-term investors, and that the diversity of the fund’s three investment pillars continues to provide the potential for investing with lower volatility in global stocks and bonds.

New World Fund marked its 10-year anniversary this year. Over the next few pages, we invite you to look back on a very interesting decade for the fund and for global markets.

We appreciate your continued support.

Cordially,

/s/ Robert W. Lovelace

Robert W. Lovelace
President

/s/ Gina H. Despres

Gina H. Despres
Vice Chairman of the Board

December 8, 2009

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown (for the period June 17, 1999, to October 31, 2009, with dividends reinvested)

Fund results shown are for Class A shares and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

[begin mountain chart]
	New World Fund1	MSCI All Country World Index2	MSCI Emerging Markets Index2

6/17/1999	9,425	10,000	10,000
7/31/1999	9,484	9,959	9,728
10/31/1999	9,468	10,338	9,687
1/31/2000	11,235	10,925	11,968
4/30/2000	10,820	11,158	11,031
7/31/2000	10,389	10,907	10,384
10/31/2000	9,192	10,421	8,833
1/31/2001	9,694	10,190	9,393
4/30/2001	9,026	9,338	8,193
7/31/2001	8,682	8,810	7,607
10/31/2001	7,801	7,800	6,761
1/31/2002	8,888	8,128	8,333
4/30/2002	9,590	8,165	9,038
7/31/2002	8,269	7,034	7,601
10/31/2002	7,953	6,741	7,332
1/31/2003	8,132	6,573	7,543
4/30/2003	8,576	7,008	7,767
7/31/2003	9,552	7,726	9,350
10/31/2003	10,912	8,443	10,906
1/31/2004	12,077	9,272	12,261
4/30/2004	12,099	9,177	11,929
7/31/2004	11,912	9,142	11,540
10/31/2004	12,931	9,627	13,022
1/31/2005	14,314	10,330	14,960
4/30/2005	14,265	10,238	14,796
7/31/2005	15,701	10,940	16,967
10/31/2005	16,100	11,059	17,493
1/31/2006	18,979	12,333	22,317
4/30/2006	20,510	13,010	24,101
7/31/2006	19,440	12,596	21,858
10/31/2006	21,472	13,577	23,689
1/31/2007	23,558	14,427	26,326
4/30/2007	25,311	15,308	28,491
7/31/2007	27,251	15,502	32,993
10/31/2007	31,733	16,940	39,876
1/31/2008	28,705	14,714	32,554
4/30/2008	29,956	15,375	35,815
7/31/2008	27,840	13,986	31,643
10/31/2008	16,935	9,613	17,458
1/31/2009	15,519	8,525	16,292
4/30/2009	17,904	9,325	20,517
7/31/2009	22,291	11,114	26,399
10/31/2009	23,716	11,864	28,742
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The indexes are unmanaged and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions or expenses.
3For the period June 17, 1999 (when the fund began operations), through October 31, 1999.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2009)*

	1 year	5 years	10 years
Class A shares	32.00%	11.57%	8.97%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 29 and 30 for details.

A decade of change and opportunity

On June 17, 2009, New World Fund marked its 10th anniversary. When the fund was first introduced, it was designed to take advantage of improving economic conditions in developing countries. Despite the fund’s positive returns, it hasn’t been an easy decade for global investors. Yet New World Fund’s investment professionals have continued to find opportunities around the world and to invest with a long-term approach that has served shareholders well over time.

[Begin Photo Caption]
[photo of Shanghai, China]
Shanghai, China
[End Photo Caption]

[Begin Photo Caption]
[photo of Gina Despres]
Gina Despres
Vice Chairman of the Board
[End Photo Caption]

[Begin Photo Caption]
[photo of Rob Lovelace]
Rob Lovelace
Portfolio counselor and President
[End Photo Caption]

Starting a new fund

The introduction of New World Fund in 1999 occurred at the end of a lengthy and comprehensive development process. “Ever since the late eighties and early nineties, there had been a great surge of interest in developing countries, and we had gotten repeated requests from brokers and others to start a developing-markets fund,” explains Gina Despres, vice chairman of New World Fund. “But we resisted that idea for a number of years because we didn’t think a pure emerging-markets fund was appropriate for our shareholders due to high volatility and limited liquidity. We didn’t want to start a fund until we were very confident it was the right thing for our investors.”

In order to reduce volatility while still taking advantage of growth in developing markets, the investment professionals decided to structure the fund with three investment pillars. In addition to investing in developing-country stocks, New World Fund would also invest in developing-country bonds, as well as the stocks of companies in developed countries that did a growing amount of business in the developing world.

“One of our first decisions was to broaden the fund’s range of investment opportunities beyond strictly developing-world-based companies,” says portfolio counselor Mark Denning. “Companies in the developing world tended to be concentrated in a handful of industries: banks, telecommunications, utilities and raw materials. We believed that broadening our investment universe would lead to lower volatility.

[Begin Sidebar]
Developing markets — an engine of growth

A snapshot of developing markets as a percentage of the world (1999 and 2009)

More than four-fifths of all people in the world live in developing countries, and over the past decade developing markets have played a crucial role in driving the global economy. Compared to developed countries, developing countries have substantially increased their share of foreign exchange reserves (savings in other currencies), exports, GDP and stock market capitalization.

[begin bar chart]
		Developing markets	Developed world
Population	1999	83.94%	16.06%
	2009	84.89%	15.11%
Foreign exchange reserves	1999	37.81%	62.19%
	2009	63.23%	36.77%
Exports	1999	21.53%	78.47%
	2009	34.91%	65.09%
GDP	1999	18.96%	81.04%
	2009	30.63%	69.67%
Market cap	1999	5.06%	94.94%
	2009	11.98%	88.02%
[end bar chart]

Sources: International Monetary Fund (IMF) and Rimes, as of April 2009. Developing markets represents 140 countries comprising IMF’s group of emerging and developing economies. Developed world represents 33 countries in the group of advanced economies. Float-adjusted market cap based on the MSCI World and MSCI Emerging Markets indexes.
[End Sidebar]

[Begin Photo Caption]
[photo of Seoul, South Korea]
Seoul, South Korea
[End Photo Caption]

“We began to think about including multinational companies that are based in the developed world but have a significant part of their business in the developing world,” Mark continues. “We identified more than 400 such companies: large, well-known businesses with the expertise to compete on a global scale. By including this group of multinationals as potential fund investments, we sought to provide liquidity and add a measure of stability to the fund. At the same time, we were able to broaden the fund’s industry diversification into areas such as consumer goods and business services.”

As developing-country economies began to mature, so did their fixed-income markets. It was decided that the fund would also invest in government and corporate bonds from developing-country issuers. “With that concept, we felt able to offer our shareholders something that appropriately balanced the risk and the opportunity,” Gina says.

Evolution of developing countries

New World Fund was introduced into an extremely challenging market environment. Two years prior, Asian and Russian companies had seen their values plummet as a widespread financial crisis threatened local economies. Yet in some ways, the collapse of Asian economies led to improvements that helped propel future expansion. “For those countries to recover, governments had to make some fairly sweeping changes in the way they managed their economies,” Gina says. “That turned out to be a blessing, and ultimately put those countries on a path to sustainable growth.”

From the beginning, the fund maintained a screening process to identify “qualified developing countries,” or countries that provided a suitable investment environment for fund assets. Even stricter requirements were used to determine which countries would be considered “developed.” Over the past decade, there have been significant changes to both lists.

[Begin Sidebar]
Fund results shown are for Class A shares at net asset value. If the maximum sales charge had been deducted, results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.
[End Sidebar]

[Begin Sidebar]
An eventful decade

As you can see in the timeline to the right, since New World Fund’s founding in 1999, the global political, business and technological landscape has changed significantly. Thanks in part to its specialized investment mandate, the fund has been able to weather challenging conditions and benefit from favorable ones while providing shareholders with a 9.62% average annual total return.

1999

Euro introduced as common currency in 11 European countries. War in Kosovo. Dow tops 10,000 for first time. World population exceeds 6 billion. New World Fund introduced.

2000

â2.91%* (Fund total return)
Y2K fears prove largely unfounded. Vladimir Putin elected Russian President. Mexico elects first opposition party in 71 years. Markets skyrocket, creating tech-media-telecom bubble. Unresolved U.S. presidential election.

*The New World Fund 12-month total returns shown are as of each year’s October 31 fiscal year-end.
[End Sidebar]

[Begin Photo Caption]
[photo of Mark Denning]
Mark Denning
Portfolio counselor
[End Photo Caption]

[Begin Photo Caption]
[photo of David Barclay]
David Barclay
Portfolio counselor
[End Photo Caption]

“As their economies have matured, some of the countries we considered developing countries when the fund began we now consider developed, such as Korea and Taiwan,” says Rob Lovelace, portfolio counselor and president of New World Fund. “There are also a number of countries that weren’t in the fund when we started but in which we now have substantial investments.”

“As developing countries’ economies have strengthened and expanded, so have developed-world companies that do business in those places,” Gina says. “Developing countries have provided a steadily growing share of business for companies domiciled in the developed world, and I expect that trend to continue.”

China: story of the decade

By far the biggest story for developing countries has been the emergence of China as a major global player on the international economic stage. As the most populous nation, and with a growing number of middle-class consumers, China’s ascent has helped fuel growth in companies around the world.

“China’s economic growth and impact on the global economy over the past 15 years has been unprecedented,” Gina says. “China didn’t even have a stock market until the early 1990s. Even then, it was rudimentary and experimental, lacking essential institutional and regulatory protections.”

Infrastructure throughout China was similarly limited. “In Shanghai in the early 1990s, for example, electricity was in short supply and after about 10 p.m. the city was almost completely dark,” Gina adds. “Buildings were dilapidated and most of the residents lived in poverty. This was even more true of cities in the hinterland. Air, road and rail transportation was in its infancy, as was the communications network. The transformation in the space of 15 years is nothing short of breathtaking.”

Investment analyst Jeanne Carroll remembers visiting China in 1995, and being in one of the few cars on a new highway that suddenly dead-ended, causing her taxi driver to make a sudden U-turn while dodging bicyclists. “Infrastructure has been a major part of the development process,” Jeanne says.

“It isn’t so much that China has to become a dominant economic power for investors to see some of the benefits,” Rob says. “It’s just that starting from such a low base, its growth is going to be important.”

[Begin Sidebar]
2001

â15.13%
Terrorist attacks in United States. Human genome fully decoded. Wikipedia launched. China joins World Trade Organization and granted “normal” trade status with U.S.

2002

á1.95%
U.N. holds World Summit on Sustainable Development. Post tech-boom bear market reaches low point. Argentine economic conditions deteriorate as country’s financial crisis deepens.

2003

á37.19%
Iraq war begins. China launches country’s first manned space mission. European Union votes to extend membership to 10 additional nations.
[End Sidebar]

[Begin Photo Caption]
[photo of T’ai-pei, Taiwan]
T’ai-pei, Taiwan
[End Photo Caption]

Investment analyst Martin Romo points out that “China is just crossing over the key threshold of $6,000 per capita income. What you typically see when that happens is explosive growth around consumer goods and consumer finance. A real emergence of the consumer is a key part of that economy.”

Investment analyst Noriko Honda Chen is also seeing opportunities in China due to an increase in consumption. “In China right now there’s a huge push toward personal consumption to help offset an expected decline in fixed-asset investment,” Noriko says. “The government will increase social welfare while providing subsidies and rebates for consumer products, including autos. So, we’re actively looking for investments in the consumer industry, and I think that it’s likely to be a pretty attractive sector.”

Today, China looms so large over global markets that most portfolio holdings are affected by it, even if they are not direct investments. For example, “almost anything we own in Brazil that’s involved in resources is tied to China,” Rob says. “Almost all of the commodity stocks we own in the fund are very directly affected by what happens in China. A lot of the fund’s Taiwanese holdings are there because of their exposure to China. The same is true with a fair amount of the Korean stocks we own. Most of the multinationals that we invest in have China as a part of — and often the biggest part of — their business.”

Fixed income evolves

Fixed-income markets in developing countries have also changed tremendously in just the past 10 years. When the fund was introduced, the majority of developing-country debt was defaulted bank debt or rescheduled debt from multilateral agencies (organizations affiliated with the World Bank that encouraged investment in developing countries). These were relatively risky investments with weak fundamentals. “We started in a market environment that was volatile, weak and raised questions about some issues,” says portfolio counselor David Barclay. “From there, the market has matured, expanded and improved in quality.

“The Asian financial crisis really did make countries think about how open they wanted to be,” David adds. “That led to a much more thoughtful openness in fixed-income markets and in how foreigners invested in them. For New World Fund, this has meant an expanded investment universe in developing-country fixed income.”

Since then, many developing countries have pursued more sound fiscal and economic policies, which has led to an improvement in the underlying credit quality of their bond issues. At the time of New World Fund’s launch, less than 30% of developing-market debt was rated investment grade. Today, 57.2% is investment grade (as of September 30, 2009).

[Begin Sidebar]
2004

á18.51% (Fund total return)
NATO’s largest ever expansion as several former eastern bloc countries join. Facebook founded. Mexico and Japan sign free trade agreement. Madrid terror attacks.

2005

á24.50%
YouTube created. London transit bombings. Central American Free Trade Agreement (CAFTA) is signed. Oil prices rise sharply.

2006

á33.37%
Dow closes above 12,000. North Korea tests nukes and U.N. imposes sanctions. Commodity and energy prices move toward record highs driven by robust developing-country demand.
[End Sidebar]

[Begin Photo Caption]
[photo of Noriko Honda Chen]
Noriko Honda Chen
Investment analyst
[End Photo Caption]

[Begin Photo Caption]
[photo of Jeanne Carroll]
Jeanne Carroll
Investment analyst
[End Photo Caption]

Naturally, as the quality of the bond universe has improved, yields have tended to decrease. Local-country markets have also developed, further expanding the fixed-income universe. Going forward, David believes that bond opportunities will come from the parts of the market that are now growing and developing, such as local-currency and corporate bonds, and the potential addition of more qualified developing countries.

Over the lifetime of the fund, developing-country bonds, as measured by the J.P. Morgan Emerging Markets Bond Index Plus, have had very strong returns. By including fixed-income investments in its portfolio, New World Fund has been able to benefit from those strong returns. “Fixed income has expanded the investment opportunity for the fund, provided solid returns and allowed for diversification with a different pattern of returns than equities,” David says.

Looking ahead to the future

As New World Fund enters its second decade of investing in companies with ties to the developing world, its diversified structure can position it to benefit from companies with strong fundamentals and long-term growth prospects. “The core concept of this being the fastest growing part of the world and trying to figure out how to get exposure to it with a mix of companies based there and elsewhere, coupled with fixed income, still seems to be a great equation to me,” Rob says. “It’s clear that companies based in the developing world, or those that do business there, will continue to be an increasing share of the growth pie.”

Jeanne believes that “most of the world growth in consumption will likely come from developing countries, and it’s important for investors to participate in that potential growth. Companies with good products, good technology and good brands have the potential to do well over the long term.”

Despite the rise of China and other developing economies, there is still plenty of room for stock and bond markets to grow. China, for example, still limits foreign portfolio investment into domestic companies and does not yet have a bond market on the scale of developed countries. But if the past decade has taught us anything, it’s that having the flexibility to invest in a wide range of opportunities can be beneficial to long-term investors.

“New World Fund’s first 10 years have produced results that all of us who have been involved with the fund since its inception can take some satisfaction in,” Gina says. “We hope that our investors feel their decision to invest in the fund has been validated; we certainly feel our decision to launch the fund has been.” ■

[Begin Sidebar]
2007

á47.79%
Apple’s iPhone introduced. Estonia holds parliamentary elections by Internet. Burj Dubai skyscraper becomes world’s tallest free-standing structure. U.S. subprime mortgage troubles surface.

2008

â46.63%
Europe’s Large Hadron Collider particle accelerator activated for first time. Lehman Brothers collapse sets off global financial crisis. China hosts Summer Olympics.

2009

á40.04%
G-20 countries agree to $1.1 trillion plan to boost economies. Global markets rebound from their lows, led by developing countries. Protests follow Iranian elections.
[End Sidebar]

Summary investment portfolio

October 31, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification (percent of net assets)
Financials	16.62%
Consumer staples	11.09
Telecommunication services	9.18
Energy	7.21
Materials	6.96
Other industries	28.47
Warrants	0.01
Convertible securities	0.11
Bonds & notes	9.63
Short-term securities & other assets less liabilities	10.72
[end pie chart]

Country diversification (percent of net assets)
Euro zone*	12.2%
Brazil	10.1
China	7.2
United Kingdom	6.8
Mexico	5.3
India	5.0
United States	4.6
Russia	4.0
Switzerland	3.3
Other Countries	30.8
Short-term securities & other assets less liabilities	10.7

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Italy, the Netherlands, Slovenia, and Spain.

			Percent
		Value	of net
Common stocks - 79.53%	Shares	(000)	assets

Financials - 16.62%
Itaú Unibanco Holding SA, preferred nominative	7,186,459	$137,060	1.46%
Itaú Unibanco Holding SA, preferred nominative (ADR)	4,364,325	83,533
One of Brazil's leading private commercial banks.
Banco Santander, SA (1)	11,040,539	177,942	1.18
A leading Spanish bank, with a strong franchise in Latin America and the U.K.
Itaúsa - Investimentos Itaú SA, preferred nominative	26,327,938	150,038	.99
Brazil-based investment holding company primarily involved in the financial, industrial and real estate sectors, with operations in various other industries.
Industrial and Commercial Bank of China Ltd., Class H (1)	146,076,000	116,198	.77
A state-owned commercial bank in China and one of the world's largest banks.
PT Bank Rakyat Indonesia (Persero) Tbk (1)	129,322,800	94,502	.63
One of Indonesia's oldest and largest banks.
Amil Participações SA, ordinary nominative	16,561,390	93,815	.62
Brazil-based provider of managed health care services.
Banco do Brasil SA, ordinary nominative	5,495,000	88,252	.59
Major Brazilian bank with a strong presence in retail banking.
Royal Bank of Scotland Group PLC (1) (2)	114,082,270	78,076	.52
This centuries-old bank offers a variety of financial services, including investment management, credit cards and commercial and personal mortgages.
DLF Ltd. (1)	9,960,000	77,397	.51
Major real estate development company based in India.
China Life Insurance Co. Ltd., Class H (1)	16,730,000	77,226	.51
Life insurance company based in China.
Prudential PLC (1)	8,343,473	75,822	.50
A leading life insurance and pension provider. Has significant operations in the U.S. and the U.K. and is growing in the Asia/Pacific region.
Other securities		1,258,612	8.34
		2,508,473	16.62

Consumer staples - 11.09%
Nestlé SA (1)	4,298,500	200,167	1.33
Global packaged food and beverage company based in Switzerland.
Anheuser-Busch InBev NV (1)	3,336,997	157,022	1.04
One of the world's largest brewers.
Pernod Ricard SA (1)	1,452,257	121,362	.80
Produces wine, spirits and nonalcoholic beverages.
Tesco PLC (1)	17,192,190	114,906	.76
Major international retailer based in the United Kingdom.
China Yurun Food Group Ltd. (1)	36,012,000	74,633	.49
Manufacturer of meat and processed meat products.
OJSC Magnit (GDR) (2) (3)	3,435,500	46,036
OJSC Magnit (GDR) (1)	2,110,000	28,044	.49
Russia-based retailer and distributor of consumer products.
Other securities		931,451	6.18
		1,673,621	11.09

Telecommunication services - 9.18%
América Móvil, SAB de CV, Series L (ADR)	8,774,500	387,219	2.59
América Móvil, SAB de CV, Series L	1,900,000	4,191
Latin America's largest cellular communications provider.
MTN Group Ltd. (1)	10,570,231	157,957	1.05
Major telecommunications provider serving Africa and the Middle East.
Philippine Long Distance Telephone Co. (1)	2,145,290	114,794	.85
Philippine Long Distance Telephone Co. (ADR)	250,000	13,325
The leading international and domestic telephone company in the Philippines.
Telefónica, SA (1)	4,517,200	126,242	.84
One of the premier providers of fixed and mobile telephone and Internet services in Spain and Latin America.
Telekom Austria AG, non-registered shares (1)	5,255,000	86,155	.57
Austria's largest fixed-line and mobile telecommunications provider.
Turkcell Iletisim Hizmetleri AS (1)	12,554,000	82,865	.55
Owner and operator of GSM network in Turkey.
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B (1)	86,230,000	74,762	.49
The dominant telecommunications services provider in Indonesia.
Other securities		338,617	2.24
		1,386,127	9.18

Energy - 7.21%
OAO Gazprom (ADR) (1)	7,028,000	167,811	1.11
The largest natural gas producer and transporter in Russia.
Heritage Oil Ltd. (1) (2)	12,925,000	98,356	.65
Canada-based oil and gas exploration, development and production company with a variety of global interests.
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	1,916,900	88,599	.59
One of the world's largest oil companies. Engaged in exploration, production, refining, marketing and chemicals.
Other securities		734,306	4.86
		1,089,072	7.21

Materials - 6.96%
Linde AG (1)	1,188,738	124,470	.82
Major industrial gas company headquartered in Germany.
PT Indocement Tunggal Prakarsa Tbk (1)	83,953,500	96,235	.64
Cement manufacturer based in Indonesia.
Anglo American PLC (ZAR denominated) (1) (2)	1,477,400	53,739	.61
Anglo American PLC (1) (2)	1,052,000	38,273
Mining company with interst in precious and base metals and bulk commodities.
Israel Chemicals Ltd. (1)	7,485,000	87,449	.58
Leading producer of fertilizers, bromine and other chemicals and compounds.
Holcim Ltd (1) (2)	1,177,190	74,863	.50
One of the world's largest producers of cement, concrete products and mineral aggregates.
Other securities		575,738	3.81
		1,050,767	6.96

Information technology - 5.81%
Kingboard Chemical Holdings Ltd. (1)	32,787,840	132,452	.88
Maker of printed circuit boards, as well as laminates, copper foil and chemicals used in printed circuit boards.
Samsung Electronics Co. Ltd. (1)	154,612	92,770	.61
Korea's top electronics manufacturer and a global leader in semiconductor production.
Cia. Brasileira de Meios de Pagamento, ordinary nominative	9,103,100	83,697	.55
Payment processing services company based in Brazil.
Other securities		568,167	3.77
		877,086	5.81

Health care - 5.67%
Teva Pharmaceutical Industries Ltd. (ADR)	3,084,000	155,680	1.03
The leading drug company in Israel, and one of the largest generic drug companies in the U.S.
OJSC Pharmstandard (GDR) (1) (2) (4)	7,452,949	120,677	.84
OJSC Pharmstandard (GDR) (1) (2) (3) (4)	392,700	6,359
Leading pharmaceutical company in Russia specializing in generics.
Novo Nordisk A/S, Class B (1)	1,558,800	97,084	.64
A global leader in drugs to treat diabetes.
Krka, dd, Novo mesto (1)	835,400	89,483	.59
Generic pharmaceutical company that also develops cosmetics and animal health products.
Cochlear Ltd. (1)	1,388,591	79,458	.53
A major designer and manufacturer of hearing implants and hearing aids sold around the world.
Other securities		306,592	2.04
		855,333	5.67

Industrials - 5.04%
Murray & Roberts Holdings Ltd. (1)	11,526,154	81,581	.54
South Africa-based construction, contracting and engineering company.
Other securities		678,969	4.50
		760,550	5.04

Consumer discretionary - 4.64%
Honda Motor Co., Ltd. (1)	2,790,000	86,367	.57
Develops, manufactures and sells automobiles, motorcycles and power equipment globally.
Other securities		614,576	4.07
		700,943	4.64

Utilities - 2.34%
Other securities		352,450	2.34

Miscellaneous - 4.97%
Other common stocks in initial period of acquisition		750,466	4.97

Total common stocks (cost: $10,107,198,000)		12,004,888	79.53

			Percent
		Value	of net
Warrants - 0.01%		(000)	assets

Consumer Discretionary - 0.00%
Other securities		136	.00

Miscellaneous - 0.01%
Other warrants in initial period of acquisition		1,852	.01

Total warrants (cost: $3,225,000)		1,988	.01

			Percent
		Value	of net
Convertible securities - 0.11%		(000)	assets

Financials - 0.11%
Other securities		16,465	.11

Total convertible securities (cost: $16,414,000)		16,465	.11

	Principal		Percent
	amount	Value	of net
Bonds & notes - 9.63%	(000)	(000)	assets

Bonds & notes of governments outside the U.S. - 8.71%
Brazil (Federal Republic of) Global:
5.875%-11.00% 2010-2040 (5)	$160,909	$197,914	2.38
12.50% 2016-2022	BRL 49,400	31,721
Brazilian Treasury Bills 0%-6.00% 2010-2045 (1) (6)	185,160	102,979
Brazil (Federal Republic of) 10.00% 2012-1017 (1)	53,500	26,949
Turkey (Republic of):
6.75%-11.50% 2012-2036	$97,660	106,746	1.33
10.00%-16.00% 2011-2013 (1) (6)	TRY 128,472	94,496
United Mexican States Government Global 5.625%-9.875% 2010-2040	$102,235	107,889	1.22
United Mexican States Government 3.50%-10.00% 2012-2024 (1) (6)	MXN 935,867	76,019
Colombia (Republic of) Global:
7.375%-11.75% 2012-2037	$95,715	110,858	1.04
9.85%-12.00% 2010-2027	COP 81,175,000	46,884
Other securities		411,947	2.74
		1,314,402	8.71

Energy - 0.68%
Gaz Capital SA 6.51%-8.146% 2013-2037 (3)	$60,380	57,798	.44
Gazprom International SA 7.201% 2020 (5)	6,419	6,702
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034	1,775	1,955
Other securities		36,111	.24
		102,566	.68

Other - 0.24%
Other securities		36,050	.24

Total bonds & notes (cost: $1,349,863,000)		1,453,018	9.63

	Principal		Percent
	amount	Value	of net
Short-term securities - 11.48%	(000)	(000)	assets

Freddie Mac 0.08%-0.43% due 11/2/2009-5/18/2010	$337,140	337,064	2.23
Fannie Mae 0.09%-0.30% due 11/25/2009-3/31/2010	258,400	258,328	1.71
U.S. Treasury Bills 0.14%-0.35% due 12/10/2009-8/26/2010	245,400	245,254	1.62
Federal Home Loan Bank 0.11%-0.36% due 11/25/2009-10/8/2010	149,700	149,601	.99
Caisse d'Amortissement de la Dette Sociale 0.195%-0.235% due 12/16/2009-2/1/2010	106,100	106,052	.70
KfW 0.19% due 1/14-2/5/2010 (3)	97,400	97,362	.65
International Bank for Reconstruction and Development 0.17%-0.19% due 12/18/2009-2/18/2010	80,800	80,781	.54
Other securities		458,797	3.04
Total short-term securities (cost: $1,733,072,000)		1,733,239	11.48

Total investment securities (cost: $13,209,772,000)		15,209,598	100.76
Other assets less liabilities		(114,343)	(.76)

Net assets		$15,095,255	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $40,124,000, which represented .27% of the net assets of the fund) may be subject to legal or contractual estrictions on resale.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holdings listed below are shown in the preceding summary investment portfolio.  Further details on these holdings and related transactions during the year ended October 31, 2009 appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/09 (000)
OJSC Pharmstandard (GDR) (1) (2)	7,452,949	-	-	7,452,949	-	$120,677
OJSC Pharmstandard (GDR) (1) (2) (3)	392,700	-	-	392,700	-	6,359
					-	$127,036

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $9,178,845,000, which represented 60.81% of the net assets of the fund. This amount includes $8,931,845,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $556,500,000, which represented 3.69% of the net assets of the fund.

(4) Represents an affiliated company as defined under the Investment Company Act of 1940.
(5) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(6) Index-linked bond whose principal amount moves with a government retail price index.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
BRL = Brazilian reais
COP = Colombian pesos
MXN = Mexican pesos
TRY = New Turkish liras
ZAR = South African rand

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2009	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $13,088,276)	$15,082,562
Affiliated issuers (cost: $121,496)	127,036	$15,209,598
Cash denominated in currencies other than U.S. dollars (cost: $4,033)		4,033
Cash		253
Receivables for:
Sales of investments	2,507
Sales of fund's shares	34,760
Dividends and interest	40,976	78,243
		15,292,127
Liabilities:
Payables for:
Purchases of investments	140,123
Repurchases of fund's shares	25,304
Investment advisory services	7,579
Services provided by affiliates	8,476
Directors' deferred compensation	1,401
Non-U.S. taxes	12,434
Other	1,555	196,872
Net assets at October 31, 2009		$15,095,255

Net assets consist of:
Capital paid in on shares of capital stock		$14,410,387
Undistributed net investment income		112,994
Accumulated net realized loss		(1,416,552)
Net unrealized appreciation		1,988,426
Net assets at October 31, 2009		$15,095,255

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 500,000 shares, $.01 par value (338,481 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$10,368,887	231,662	$44.76
Class B	399,310	9,102	43.87
Class C	835,156	19,232	43.43
Class F-1	1,114,733	25,043	44.51
Class F-2	402,125	8,964	44.86
Class 529-A	373,672	8,395	44.51
Class 529-B	37,182	853	43.57
Class 529-C	87,016	1,997	43.57
Class 529-E	19,246	435	44.19
Class 529-F-1	14,472	325	44.55
Class R-1	31,788	731	43.51
Class R-2	279,693	6,430	43.50
Class R-3	279,378	6,308	44.29
Class R-4	170,205	3,809	44.68
Class R-5	450,204	10,018	44.94
Class R-6	232,188	5,177	44.85

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $47.49 and $47.23, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2009		(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $24,660)	$251,531
Interest (net of non-U.S. taxes of $89)	119,116	$370,647

Fees and expenses*:
Investment advisory services	67,854
Distribution services	33,965
Transfer agent services	20,014
Administrative services	6,364
Reports to shareholders	1,435
Registration statement and prospectus	3,064
Directors' compensation	472
Auditing and legal	229
Custodian	5,622
State and local taxes	263
Other	1,308
Total fees and expenses before waiver	140,590
Less investment advisory services waiver	968
Total fees and expenses after waiver		139,622
Net investment income		231,025

Net realized loss and unrealized appreciation on investments, forward currency contracts, and currency:
Net realized loss on:
Investments (net of non-U.S. taxes of $1,390)	(1,315,825)
Forward currency contracts	(878)
Currency transactions	(7,401)	(1,324,104)
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $12,434)	5,022,889
Currency translations	3,546	5,026,435
Net realized loss and unrealized appreciation on investments, forward currency contracts and currency		3,702,331
Net increase in net assets resulting from operations		$3,933,356

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

	Year ended October 31
	2009	2008
Operations:
Net investment income	$231,025	$348,121
Net realized loss on investments, forward currency contracts and currency transactions	(1,324,104)	(124,245)
Net unrealized appreciation (depreciation) on investments and currency translations	5,026,435	(9,575,932)
Net increase (decrease) in net assets resulting from operations	3,933,356	(9,352,056)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(143,293)	(328,516)
Distributions from net realized gain on investments	-	(1,087,406)
Total dividends and distributions paid to shareholders	(143,293)	(1,415,922)

Net capital share transactions	1,112,866	2,438,635

Total increase (decrease) in net assets	4,902,929	(8,329,343)

Net assets:
Beginning of year	10,192,326	18,521,669
End of year including undistributed net investment income: $112,994 and $52,579, respectively)	$15,095,255	$10,192,326

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – New World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are not available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The fund is subject to risks, including the possibility that the value of the fund's portfolio holdings may fluctuate in response to events specific to the companies or markets in which the fund invests, as well as economic, political or social events in the U.S. or abroad. The values of debt securities owned by the fund may be affected by changing interest rates and credit risk assessments as well as by events specifically involving the issuers of those securities. Lower quality or longer maturity debt securities may be subject to greater price fluctuations than higher quality or shorter maturity debt securities.

The prices of the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations. The growth-oriented common stocks and other equity-type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks. Smaller capitalization stocks are often more difficult to value or dispose of, more difficult to obtain information about and more volatile than stocks of larger, more established companies.

The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. In addition, longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

Although all securities in the fund's portfolio may be subject to the risks described above, securities issued by entities based outside the U.S., particularly in countries with developing economies and/or markets, may be affected to a greater extent. For instance, investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, disclosure, regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Developing countries may have less developed legal and accounting systems. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005, by state tax authorities for tax years before 2004 and by tax authorities outside the U.S. for tax years before 2002.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2009, the fund reclassified $26,801,000 from undistributed net investment income to accumulated net realized loss and reclassified  $516,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of October 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$166,313
Capital loss carryforwards*:
Expiring 2016	$(118,728)
Expiring 2017	(1,287,780)	(1,406,508)
Gross unrealized appreciation on investment securities		2,897,552
Gross unrealized depreciation on investment securities		(959,687)
Net unrealized appreciation on investment securities		1,937,865
Cost of investment securities		13,271,733

*The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2009			Year ended October 31, 2008
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$111,308	$-	$111,308	$312,716	$741,270	$1,053,986
Class B	1,040	-	1,040	10,058	32,370	42,428
Class C	1,622	-	1,622	18,033	57,844	75,877
Class F-1	10,483	-	10,483	29,971	70,628	100,599
Class F-2*	786	-	786	-	-	-
Class 529-A	3,806	-	3,806	8,118	19,475	27,593
Class 529-B	114	-	114	702	2,334	3,036
Class 529-C	233	-	233	1,477	4,860	6,337
Class 529-E	142	-	142	394	1,061	1,455
Class 529-F-1	162	-	162	358	809	1,167
Class R-1	63	-	63	485	1,464	1,949
Class R-2	782	-	782	4,350	13,676	18,026
Class R-3	1,768	-	1,768	4,836	12,797	17,633
Class R-4	1,334	-	1,334	2,444	5,789	8,233
Class R-5	9,650	-	9,650	18,177	39,426	57,603
Class R-6†	-	-	-	-	-	-
Total	$143,293	$-	$143,293	$412,119	$1,003,803	$1,415,922

*Class F-2 was offered beginning August 1, 2008.
†Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the year, these fees were based on a declining series of annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.500% on such assets in excess of $17 billion.  The board of directors approved an amended agreement effective January 1, 2009, decreasing the annual rate on net assets in excess of $21 billion from 0.500% to 0.490%. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004, and terminating on December 31, 2008. During the year ended October 31, 2009, total investment advisory services fees waived by CRMC were $968,000. As a result, the fee shown on the accompanying financial statements of $67,854,000, which was equivalent to an annualized rate of 0.597%, was reduced to $66,886,000, or 0.589% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described on the following page.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B.  Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended October 31, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$18,125	$19,202	Not applicable	Not applicable	Not applicable
Class B	3,246	812	Not applicable	Not applicable	Not applicable
Class C	6,112	Included in administrative services	$918	$258	Not applicable
Class F-1	1,977		1,199	176	Not applicable
Class F-2	Not applicable		194	16	Not applicable
Class 529-A	526		413	84	$278
Class 529-B	294		44	17	30
Class 529-C	641		96	33	64
Class 529-E	72		21	4	14
Class 529-F-1	-		16	3	10
Class R-1	208		24	31	Not applicable
Class R-2	1,510		303	886	Not applicable
Class R-3	977		292	236	Not applicable
Class R-4	277		161	16	Not applicable
Class R-5	Not applicable		454	31	Not applicable
Class R-6*	Not applicable		42	-†	Not applicable
Total	$33,965	$20,014	$4,177	$1,791	$396
*Class R-6 was offered beginning May 1, 2009.
†Amount less than one thousand.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1999, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $472,000, shown on the accompanying financial statements, includes $409,000 in current fees (either paid in cash or deferred) and a net increase of $63,000 in the value of the deferred amounts.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Financials	$790,499	$1,717,974	*	$-	$2,508,473
Consumer staples	321,787	1,351,834	*	-	1,673,621
Telecommunication services	411,929	974,198	*	-	1,386,127
Energy	307,697	781,375	*	-	1,089,072
Materials	97,593	953,174	*	-	1,050,767
Information technology	300,198	576,888	*	-	877,086
Health care	218,390	636,943	*	-	855,333
Industrials	54,225	706,325	*	-	760,550
Consumer discretionary	127,388	573,555	*	-	700,943
Utilities	82,134	270,316	*	-	352,450
Miscellaneous	256,546	493,920	*	-	750,466
Warrants	1,759	229		-	1,988
Convertible securities	-	16,465		-	16,465
Bonds & notes:
Bonds & notes of governments outside the U.S.	-	1,314,402		-	1,314,402
Corporate bonds & notes	-	138,616		-	138,616
Short-term securities	-	1,733,239		-	1,733,239
Total	$2,970,145	$12,239,453		$-	$15,209,598

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended October 31, 2009 (dollars in thousands):

	Beginning value at 11/1/2008	Net sales	Net realized loss (†)	Net unrealized depreciation (†)	Net transfers out of Level 3	Ending value at 10/31/2009

Investment securities	$33,275	$(782)	$(151)	$(1,527)	$(30,815)	$-

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $8,931,845,000 of investment securities were classified as Level 2 instead of Level 1.

(†) Net realized loss and unrealized depreciation are included in the related amounts on investments in the statement of operations.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2009
Class A	$2,146,815	57,714	$106,604	3,477	$(1,898,817)	(56,471)	$354,602	4,720
Class B	57,990	1,624	1,013	33	(76,390)	(2,280)	(17,387)	(623)
Class C	232,142	6,295	1,570	53	(153,355)	(4,703)	80,357	1,645
Class F-1	516,206	14,167	9,344	307	(360,694)	(10,676)	164,856	3,798
Class F-2	334,377	8,699	707	23	(41,522)	(1,198)	293,562	7,524
Class 529-A	71,859	1,947	3,806	125	(31,298)	(909)	44,367	1,163
Class 529-B	3,981	117	114	4	(3,173)	(96)	922	25
Class 529-C	19,911	549	233	7	(10,030)	(299)	10,114	257
Class 529-E	4,326	121	142	4	(2,313)	(68)	2,155	57
Class 529-F-1	3,961	108	162	5	(2,081)	(60)	2,042	53
Class R-1	20,195	550	62	2	(9,784)	(266)	10,473	286
Class R-2	110,263	3,169	780	26	(61,106)	(1,766)	49,937	1,429
Class R-3	115,053	3,196	1,766	58	(55,994)	(1,589)	60,825	1,665
Class R-4	84,082	2,276	1,332	44	(33,094)	(936)	52,320	1,384
Class R-5	191,450	5,297	9,166	299	(388,779)	(10,741)	(188,163)	(5,145)
Class R-6(2)	195,391	5,261	-	-	(3,507)	(84)	191,884	5,177
Total net increase
(decrease)	$4,108,002	111,090	$136,801	4,467	$(3,131,937)	(92,142)	$1,112,866	23,415

Year ended October 31, 2008
Class A	$3,370,915	61,184	$1,013,652	16,861	$(2,897,942)	(59,770)	$1,486,625	18,275
Class B	141,467	2,616	41,121	696	(132,662)	(2,702)	49,926	610
Class C	312,532	5,820	73,376	1,256	(266,986)	(5,673)	118,922	1,403
Class F-1	569,403	10,498	89,450	1,497	(502,841)	(10,410)	156,012	1,585
Class F-2(3)	66,351	1,513	-	-	(2,565)	(73)	63,786	1,440
Class 529-A	114,411	2,112	27,590	461	(35,856)	(746)	106,145	1,827
Class 529-B	10,594	198	3,036	52	(3,528)	(74)	10,102	176
Class 529-C	29,917	559	6,337	108	(13,340)	(274)	22,914	393
Class 529-E	5,390	101	1,454	24	(2,180)	(45)	4,664	80
Class 529-F-1	4,051	74	1,167	20	(2,451)	(47)	2,767	47
Class R-1	22,839	428	1,925	33	(20,280)	(406)	4,484	55
Class R-2	130,386	2,514	17,987	306	(80,575)	(1,630)	67,798	1,190
Class R-3	144,484	2,702	17,602	295	(102,989)	(2,001)	59,097	996
Class R-4	74,722	1,407	8,233	137	(37,616)	(751)	45,339	793
Class R-5	320,930	6,052	56,095	931	(136,971)	(2,821)	240,054	4,162
Total net increase
(decrease)	$5,318,392	97,778	$1,359,025	22,677	$(4,238,782)	(87,423)	$2,438,635	33,032

(1) Includes exchanges between share classes of the fund.
(2)Class R-6 was offered beginning May 1, 2009.
(3)Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $4,369,524,000 and $3,654,260,000, respectively, during the year ended October 31, 2009.

8. Forward currency contracts

The fund may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations. As of October 31, 2009, the fund did not have any open forward contracts.

9. Subsequent events

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization is expected to be completed in 2010; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund. As of December 8, 2009, the date the financial statements were available to be issued, no other subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 10/31/2009	$32.48	$.76	$12.03	$12.79	$(.51)	$-	$(.51)	$44.76	40.04%	$10,369	1.18%	1.17%	2.11%
Year ended 10/31/2008	65.91	1.13	(29.59)	(28.46)	(1.18)	(3.79)	(4.97)	32.48	(46.63)	7,371	1.01	.95	2.10
Year ended 10/31/2007	47.54	1.02	20.49	21.51	(.91)	(2.23)	(3.14)	65.91	47.79	13,752	1.02	.96	1.92
Year ended 10/31/2006	36.32	.93	11.02	11.95	(.73)	-	(.73)	47.54	33.37	7,791	1.06	1.00	2.19
Year ended 10/31/2005	29.68	.68	6.51	7.19	(.55)	-	(.55)	36.32	24.50	4,195	1.18	1.12	2.00
Class B:
Year ended 10/31/2009	31.68	.48	11.82	12.30	(.11)	-	(.11)	43.87	38.94	399	1.96	1.95	1.35
Year ended 10/31/2008	64.48	.70	(28.92)	(28.22)	(.79)	(3.79)	(4.58)	31.68	(47.04)	308	1.79	1.73	1.32
Year ended 10/31/2007	46.62	.60	20.09	20.69	(.60)	(2.23)	(2.83)	64.48	46.65	588	1.79	1.73	1.14
Year ended 10/31/2006	35.71	.59	10.84	11.43	(.52)	-	(.52)	46.62	32.33	332	1.85	1.79	1.40
Year ended 10/31/2005	29.23	.42	6.42	6.84	(.36)	-	(.36)	35.71	23.57	170	1.94	1.88	1.24
Class C:
Year ended 10/31/2009	31.32	.48	11.73	12.21	(.10)	-	(.10)	43.43	39.03	835	1.90	1.89	1.36
Year ended 10/31/2008	63.83	.67	(28.59)	(27.92)	(.80)	(3.79)	(4.59)	31.32	(47.06)	551	1.81	1.76	1.29
Year ended 10/31/2007	46.20	.57	19.89	20.46	(.60)	(2.23)	(2.83)	63.83	46.60	1,033	1.83	1.78	1.10
Year ended 10/31/2006	35.42	.57	10.75	11.32	(.54)	-	(.54)	46.20	32.27	532	1.89	1.83	1.36
Year ended 10/31/2005	29.03	.40	6.37	6.77	(.38)	-	(.38)	35.42	23.52	246	1.98	1.92	1.21
Class F-1:
Year ended 10/31/2009	32.28	.77	11.96	12.73	(.50)	-	(.50)	44.51	40.14	1,115	1.11	1.11	2.13
Year ended 10/31/2008	65.54	1.11	(29.39)	(28.28)	(1.19)	(3.79)	(4.98)	32.28	(46.64)	686	1.02	.96	2.08
Year ended 10/31/2007	47.29	1.01	20.38	21.39	(.91)	(2.23)	(3.14)	65.54	47.79	1,289	1.02	.96	1.91
Year ended 10/31/2006	36.13	.92	10.97	11.89	(.73)	-	(.73)	47.29	33.38	673	1.07	1.01	2.18
Year ended 10/31/2005	29.54	.67	6.47	7.14	(.55)	-	(.55)	36.13	24.46	336	1.19	1.14	1.98
Class F-2:
Year ended 10/31/2009	32.50	.75	12.17	12.92	(.56)	-	(.56)	44.86	40.51	402	.83	.82	1.89
Period from 8/1/2008 to 10/31/2008	52.88	.19	(20.57)	(20.38)	-	-	-	32.50	(38.52)	47	.20	.19	.49
Class 529-A:
Year ended 10/31/2009	32.31	.75	11.97	12.72	(.52)	-	(.52)	44.51	40.06	374	1.18	1.17	2.09
Year ended 10/31/2008	65.60	1.10	(29.43)	(28.33)	(1.17)	(3.79)	(4.96)	32.31	(46.66)	234	1.05	.99	2.06
Year ended 10/31/2007	47.35	1.00	20.39	21.39	(.91)	(2.23)	(3.14)	65.60	47.71	355	1.07	1.01	1.87
Year ended 10/31/2006	36.19	.92	10.97	11.89	(.73)	-	(.73)	47.35	33.32	171	1.09	1.03	2.15
Year ended 10/31/2005	29.59	.67	6.48	7.15	(.55)	-	(.55)	36.19	24.45	76	1.21	1.15	1.97
Class 529-B:
Year ended 10/31/2009	31.51	.45	11.75	12.20	(.14)	-	(.14)	43.57	38.91	37	2.01	2.00	1.29
Year ended 10/31/2008	64.17	.64	(28.75)	(28.11)	(.76)	(3.79)	(4.55)	31.51	(47.10)	26	1.88	1.82	1.23
Year ended 10/31/2007	46.44	.54	19.99	20.53	(.57)	(2.23)	(2.80)	64.17	46.49	42	1.90	1.84	1.03
Year ended 10/31/2006	35.58	.53	10.81	11.34	(.48)	-	(.48)	46.44	32.14	22	1.97	1.90	1.28
Year ended 10/31/2005	29.15	.36	6.41	6.77	(.34)	-	(.34)	35.58	23.38	11	2.09	2.04	1.09
Class 529-C:
Year ended 10/31/2009	31.50	.44	11.76	12.20	(.13)	-	(.13)	43.57	38.89	87	2.00	2.00	1.26
Year ended 10/31/2008	64.17	.65	(28.76)	(28.11)	(.77)	(3.79)	(4.56)	31.50	(47.09)	55	1.87	1.82	1.24
Year ended 10/31/2007	46.45	.54	20.00	20.54	(.59)	(2.23)	(2.82)	64.17	46.50	86	1.90	1.84	1.04
Year ended 10/31/2006	35.60	.54	10.81	11.35	(.50)	-	(.50)	46.45	32.19	43	1.96	1.89	1.29
Year ended 10/31/2005	29.17	.37	6.40	6.77	(.34)	-	(.34)	35.60	23.38	20	2.08	2.02	1.11
Class 529-E:
Year ended 10/31/2009	32.03	.63	11.90	12.53	(.37)	-	(.37)	44.19	39.61	19	1.49	1.48	1.78
Year ended 10/31/2008	65.10	.92	(29.20)	(28.28)	(1.00)	(3.79)	(4.79)	32.03	(46.82)	12	1.36	1.31	1.74
Year ended 10/31/2007	47.04	.82	20.26	21.08	(.79)	(2.23)	(3.02)	65.10	47.23	19	1.39	1.33	1.55
Year ended 10/31/2006	36.00	.77	10.91	11.68	(.64)	-	(.64)	47.04	32.87	10	1.43	1.37	1.82
Year ended 10/31/2005	29.46	.56	6.45	7.01	(.47)	-	(.47)	36.00	24.02	4	1.55	1.49	1.65

Class 529-F-1:
Year ended 10/31/2009	$32.36	$.81	$11.97	$12.78	$(.59)	$-	$(.59)	$44.55	40.31%	$15	.99%	.98%	2.27%
Year ended 10/31/2008	65.66	1.20	(29.46)	(28.26)	(1.25)	(3.79)	(5.04)	32.36	(46.55)	9	.86	.81	2.24
Year ended 10/31/2007	47.36	1.09	20.40	21.49	(.96)	(2.23)	(3.19)	65.66	47.98	15	.89	.83	2.05
Year ended 10/31/2006	36.15	.98	10.97	11.95	(.74)	-	(.74)	47.36	33.55	8	.93	.87	2.31
Year ended 10/31/2005	29.53	.68	6.47	7.15	(.53)	-	(.53)	36.15	24.49	4	1.17	1.11	2.02
Class R-1:
Year ended 10/31/2009	31.45	.43	11.77	12.20	(.14)	-	(.14)	43.51	38.94	32	1.96	1.96	1.20
Year ended 10/31/2008	64.12	.67	(28.68)	(28.01)	(.87)	(3.79)	(4.66)	31.45	(47.04)	14	1.79	1.74	1.28
Year ended 10/31/2007	46.46	.58	19.96	20.54	(.65)	(2.23)	(2.88)	64.12	46.57	25	1.86	1.79	1.11
Year ended 10/31/2006	35.64	.57	10.80	11.37	(.55)	-	(.55)	46.46	32.22	11	1.93	1.83	1.35
Year ended 10/31/2005	29.22	.40	6.41	6.81	(.39)	-	(.39)	35.64	23.51	3	2.06	1.92	1.19
Class R-2:
Year ended 10/31/2009	31.48	.43	11.74	12.17	(.15)	-	(.15)	43.50	38.80	280	2.03	2.02	1.22
Year ended 10/31/2008	64.18	.65	(28.74)	(28.09)	(.82)	(3.79)	(4.61)	31.48	(47.09)	157	1.87	1.81	1.24
Year ended 10/31/2007	46.46	.59	20.00	20.59	(.64)	(2.23)	(2.87)	64.18	46.61	245	1.90	1.76	1.12
Year ended 10/31/2006	35.62	.58	10.80	11.38	(.54)	-	(.54)	46.46	32.30	110	2.05	1.80	1.38
Year ended 10/31/2005	29.21	.41	6.40	6.81	(.40)	-	(.40)	35.62	23.53	47	2.27	1.89	1.23
Class R-3:
Year ended 10/31/2009	32.09	.64	11.93	12.57	(.37)	-	(.37)	44.29	39.66	279	1.47	1.46	1.77
Year ended 10/31/2008	65.24	.92	(29.25)	(28.33)	(1.03)	(3.79)	(4.82)	32.09	(46.82)	149	1.37	1.31	1.74
Year ended 10/31/2007	47.13	.82	20.30	21.12	(.78)	(2.23)	(3.01)	65.24	47.24	238	1.39	1.33	1.55
Year ended 10/31/2006	36.07	.74	10.94	11.68	(.62)	-	(.62)	47.13	32.77	100	1.49	1.42	1.75
Year ended 10/31/2005	29.53	.55	6.47	7.02	(.48)	-	(.48)	36.07	24.02	41	1.60	1.51	1.62
Class R-4:
Year ended 10/31/2009	32.43	.76	12.02	12.78	(.53)	-	(.53)	44.68	40.13	170	1.11	1.10	2.07
Year ended 10/31/2008	65.83	1.11	(29.54)	(28.43)	(1.18)	(3.79)	(4.97)	32.43	(46.64)	78	1.04	.98	2.09
Year ended 10/31/2007	47.51	1.01	20.46	21.47	(.92)	(2.23)	(3.15)	65.83	47.74	107	1.06	1.00	1.88
Year ended 10/31/2006	36.33	.91	11.01	11.92	(.74)	-	(.74)	47.51	33.29	41	1.11	1.05	2.12
Year ended 10/31/2005	29.72	.68	6.49	7.17	(.56)	-	(.56)	36.33	24.44	14	1.21	1.15	1.98
Class R-5:
Year ended 10/31/2009	32.65	.93	12.02	12.95	(.66)	-	(.66)	44.94	40.56	450	.80	.80	2.65
Year ended 10/31/2008	66.19	1.27	(29.70)	(28.43)	(1.32)	(3.79)	(5.11)	32.65	(46.48)	495	.73	.68	2.37
Year ended 10/31/2007	47.71	1.17	20.56	21.73	(1.02)	(2.23)	(3.25)	66.19	48.16	728	.76	.70	2.17
Year ended 10/31/2006	36.43	1.04	11.05	12.09	(.81)	-	(.81)	47.71	33.72	350	.81	.75	2.44
Year ended 10/31/2005	29.76	.78	6.51	7.29	(.62)	-	(.62)	36.43	24.83	187	.89	.84	2.28
Class R-6:
Six months ended 10/31/2009	34.02	.40	10.43	10.83	-	-	-	44.85	31.83	232	.75 (5)	.75 (5)	1.94 (5)

	Year ended October 31
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	36%	35%	31%	30%	26%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of New World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of New World Fund, Inc. (the “Fund”), as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 8, 2009

Expense example
                                                                                                                                        unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009, through October 31, 2009).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5/1/2009	Ending account value 10/31/2009	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,324.67	$6.68	1.14%
Class A -- assumed 5% return	1,000.00	1,019.46	5.80	1.14
Class B -- actual return	1,000.00	1,319.39	11.17	1.91
Class B -- assumed 5% return	1,000.00	1,015.58	9.70	1.91
Class C -- actual return	1,000.00	1,319.36	10.99	1.88
Class C -- assumed 5% return	1,000.00	1,015.73	9.55	1.88
Class F-1 -- actual return	1,000.00	1,324.71	6.45	1.10
Class F-1 -- assumed 5% return	1,000.00	1,019.66	5.60	1.10
Class F-2 -- actual return	1,000.00	1,326.82	4.81	.82
Class F-2 -- assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 529-A -- actual return	1,000.00	1,324.31	6.80	1.16
Class 529-A -- assumed 5% return	1,000.00	1,019.36	5.90	1.16
Class 529-B -- actual return	1,000.00	1,319.13	11.63	1.99
Class 529-B -- assumed 5% return	1,000.00	1,015.17	10.11	1.99
Class 529-C -- actual return	1,000.00	1,319.13	11.57	1.98
Class 529-C -- assumed 5% return	1,000.00	1,015.22	10.06	1.98
Class 529-E -- actual return	1,000.00	1,322.25	8.60	1.47
Class 529-E -- assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class 529-F-1 -- actual return	1,000.00	1,325.90	5.69	.97
Class 529-F-1 -- assumed 5% return	1,000.00	1,020.32	4.94	.97
Class R-1 -- actual return	1,000.00	1,319.27	11.28	1.93
Class R-1 -- assumed 5% return	1,000.00	1,015.48	9.80	1.93
Class R-2 -- actual return	1,000.00	1,319.10	11.34	1.94
Class R-2 -- assumed 5% return	1,000.00	1,015.43	9.86	1.94
Class R-3 -- actual return	1,000.00	1,322.50	8.43	1.44
Class R-3 -- assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class R-4 -- actual return	1,000.00	1,324.63	6.39	1.09
Class R-4 -- assumed 5% return	1,000.00	1,019.71	5.55	1.09
Class R-5 -- actual return	1,000.00	1,326.85	4.63	.79
Class R-5 -- assumed 5% return	1,000.00	1,021.22	4.02	.79
Class R-6 -- actual return	1,000.00	1,318.32	4.36	.75
Class R-6 -- assumed 5% return	1,000.00	1,021.42	3.82	.75

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
                                                                                                                                unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2009:

Foreign taxes	$0.08 per share
Foreign source income	$1.10 per share
Qualified dividend income	100%
Corporate dividends received deduction	$13,412,000
U.S. government income that may be exempt from state taxation	$1,310,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2009 (the most recent calendar quarter-end):

	1 year	5 years	Life of class
Class B shares1 — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	0.18%	12.40%	7.10%
Not reflecting CDSC	5.18	12.65	7.10

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	4.27	12.62	11.47
Not reflecting CDSC	5.27	12.62	11.47

Class F-1 shares2 — first sold 3/16/01
Not reflecting annual asset-based fee charged
by sponsoring firm	6.08	13.53	12.46

Class F-2 shares2 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	6.37	—	–10.85

Class 529-A shares3 — first sold 2/19/02
Reflecting 5.75% maximum sales charge	–0.07	12.15	12.98
Not reflecting maximum sales charge	6.03	13.49	13.87

Class 529-B shares1,3 — first sold 2/26/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	0.15	12.28	12.92
Not reflecting CDSC	5.15	12.53	12.92

Class 529-C shares3 — first sold 2/25/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	4.16	12.54	12.96
Not reflecting CDSC	5.16	12.54	12.96

Class 529-E shares2,3 — first sold 3/22/02	5.71	13.12	12.71

Class 529-F-1 shares2,3 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	6.24	13.65	16.60

1These shares are not available for purchase.
2These shares are sold without any initial or contingent deferred sales charge.
3Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 29 and 30 for details.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund1	Principal occupation(s) during past five years

Elisabeth Allison, 63	1999	Partner, ANZI, Ltd. (transactional work specializing in
		joint ventures and strategic alliances); Business
		negotiator, Harvard Medical School

Vanessa C. L. Chang, 57	2005	Director, EL & EL Investments (real estate); former
		President and CEO, ResolveItNow.com (insurance-
		related Internet company); former Senior Vice
		President, Secured Capital Corporation (real estate
		investment bank); former Partner, KPMG LLP
		(independent registered public accounting firm)

Nicholas Donatiello, Jr., 49	2008	President and CEO, Odyssey Ventures, Inc.
		(business strategy and marketing consulting)

Robert A. Fox, 72	1999	Managing General Partner, Fox Investments LP;
		corporate director; retired President and CEO, Foster
		Farms (poultry producer)

Koichi Itoh, 69	1999	Executive Chairman of the Board, Itoh Building Co.,
		Ltd. (building management); former President,
		Autosplice KK (electronics)

William H. Kling, 67	1999	President and CEO, American Public Media Group

John G. McDonald, 72	1999	Stanford Investors Professor, Graduate School of
		Business, Stanford University

William I. Miller, 53	1999	Chairman of the Board, Irwin Management Company;
		former Chairman of the Board and CEO, Irwin
		Financial Corporation

Alessandro Ovi, 65	2001	Publisher and Editor, Technology Review; President,
		TechRev.srl; former Special Advisor to the Italian
		Prime Minister; former Special Advisor to the
		President of the European Commission

Rozanne L. Ridgway, 74	2005	Director of companies; Chair (non-executive), Baltic-
		American Enterprise Fund; Chair (non-executive),
		The CNA Corp.

“Independent” directors

	Number of
	portfolios
	in fund
	complex2
	overseen by
Name and age	director	Other directorships3 held by director

Elisabeth Allison, 63	3	Helicos BioSciences Corporation

Vanessa C. L. Chang, 57	3	Edison International

Nicholas Donatiello, Jr., 49	3	Dolby Laboratories, Inc.

Robert A. Fox, 72	9	None

Koichi Itoh, 69	6	None

William H. Kling, 67	9	None

John G. McDonald, 72	12	iStar Financial, Inc.; Plum Creek Timber Co.;
		Scholastic Corporation; Varian, Inc.

William I. Miller, 53	3	Cummins, Inc.

Alessandro Ovi, 65	3	Enia SpA; Guala Closures SpA; Landi Renzo SpA;
		ST Microelectronics SNV; Telecom Italia Media SpA

Rozanne L. Ridgway, 74	3	Emerson Electric

Kirk P. Pendleton retired from the board in May 2009. The directors thank Mr. Pendleton for his dedication and service to the fund.

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

“Interested” directors4

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund1	principal underwriter of the fund

Gina H. Despres, 68	1999	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.5

Robert W. Lovelace, 47	1999	Senior Vice President — Capital World Investors,
President		Capital Research and Management Company;
		Executive Vice President and Director, Capital
		Research and Management Company; Director,
		The Capital Group Companies, Inc.5

“Interested” directors4

	Number of
	portfolios in
	fund complex2
Name, age and	overseen	Other directorships3
position with fund	by director	held by director

Gina H. Despres, 68	4	None
Vice Chairman of the Board

Robert W. Lovelace, 47	2	None
President

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund1	principal underwriter of the fund

Mark E. Denning, 52	1999	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company;5 Director,
		Capital Research and Management Company;
		Director, Capital International Limited5

Michael J. Thawley, 59	2008	Senior Vice President, Capital Research and
Senior Vice President		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.;5 former Australian
		Ambassador to the United States

David C. Barclay, 53	1999	Senior Vice President — Fixed Income, Capital
Vice President		Research and Management Company

Michael J. Downer, 54	2003	Director, Senior Vice President, Secretary and
Vice President		Coordinator of Legal and Compliance — Capital
		Research and Management Company; Director,
		American Funds Distributors, Inc.;5 Chairman of the
		Board, Capital Bank and Trust Company5

Bradford F. Freer, 40	2006	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company5

Nicholas J. Grace, 43	2008	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company5

F. Galen Hoskin, 45	2008	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company5

Carl M. Kawaja, 45	1999	Senior Vice President — Capital World Investors,
Vice President		Capital Research and Management Company;
		Director, Capital Research and Management
		Company; Director, Capital International, Inc.;5
		Director, Capital International Asset Management,
		Inc.5

Vincent P. Corti, 53	1999	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Bryan K. Nielsen, 36	2008	Vice President, Capital Guardian Trust Company;5
Treasurer		Vice President, Capital International, Inc.5

Tanya Schneider, 37	2007	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Jennifer M. Buchheim, 36	2008	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1Directors and officers of the fund serve until their resignation, removal or retirement.

2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

3This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

4“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

5Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2009, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2009, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 25 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
>New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market FundSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-936-1209P

Litho in USA KBDA/LPT/8066-S20679

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2008	$82,000
2009	$89,000

b) Audit-Related Fees:
2008	$5,000
2009	$4,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$21,000
2009	$36,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2008	None
2009	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2008	$992,000
2009	$1,084,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$8,000
2009	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2008	None
2009	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,303,000 for fiscal year 2008 and $1,615,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

New World Fund®
Investment portfolio

October 31, 2009

Common stocks — 79.53%	Shares	Value (000)

FINANCIALS — 16.62%
Itaú Unibanco Holding SA, preferred nominative	7,186,459	$137,060
Itaú Unibanco Holding SA, preferred nominative (ADR)	4,364,325	83,533
Banco Santander, SA1	11,040,539	177,942
Itaúsa – Investimentos Itaú SA, preferred nominative	26,327,938	150,038
Industrial and Commercial Bank of China Ltd., Class H1	146,076,000	116,198
PT Bank Rakyat Indonesia (Persero) Tbk1	129,322,800	94,502
Amil Participações SA, ordinary nominative	16,561,390	93,815
Banco do Brasil SA, ordinary nominative	5,495,000	88,252
Kasikornbank PCL, nonvoting depository receipt1	19,933,467	45,587
Kasikornbank PCL1	16,866,533	40,907
Royal Bank of Scotland Group PLC1,2	114,082,270	78,076
DLF Ltd.1	9,960,000	77,397
China Life Insurance Co. Ltd., Class H1	16,730,000	77,226
Prudential PLC1	8,343,473	75,822
Türkiye Garanti Bankasi AS1	20,420,000	73,070
ICICI Bank Ltd.1	4,100,000	67,746
Grupo Financiero Banorte, SAB de CV, Series O	18,570,000	60,859
Ping An Insurance (Group) Co. of China, Ltd., Class H1	6,415,000	56,172
Sberbank (Savings Bank of the Russian Federation) (GDR)1	216,800	53,059
Housing Development Finance Corp. Ltd.1	851,218	47,357
CIMB Group Holdings Bhd.1	12,922,000	47,013
Metro Pacific Investments Corp.1,2	650,000,000	44,945
UBS AG1,2	2,635,324	44,209
HSBC Holdings PLC (Hong Kong)1	3,455,000	37,851
HSBC Holdings PLC (United Kingdom)1	473,160	5,244
Banco Bilbao Vizcaya Argentaria, SA1	2,374,287	42,582
China Construction Bank Corp., Class H1	49,505,000	42,532
Bank of the Philippine Islands1	43,993,958	42,469
Bancolombia SA (ADR)	1,052,000	41,638
Banco Bradesco SA, preferred nominative	2,000,000	39,351
Ayala Land, Inc.1	174,800,000	37,744
Standard Chartered PLC1	1,435,000	35,293
Banco Santander (Brasil) SA, units2	1,845,565	22,065
Banco Santander (Brasil) SA, units (ADR)2	1,090,565	12,934
SM Prime Holdings, Inc.1	164,206,440	33,653
Banco Daycoval SA, preferred nominative	6,459,000	33,646
HDFC Bank Ltd.1	870,000	29,656
Credicorp Ltd.	395,600	27,308
National Bank of Greece SA1,2	730,888	26,575
Siam Commercial Bank PCL1	9,800,000	22,255
Erste Bank der oesterreichischen Sparkassen AG1	525,400	21,138
Kotak Mahindra Bank Ltd.1	1,300,000	19,250
Bank Leumi le-Israel BM1,2	4,300,000	16,662
Bank Pekao SA1,2	280,000	14,916
United Bank Ltd. (GDR)1,3	4,670,599	12,943
United Bank Ltd. (GDR)1	617,650	1,712
Bank Hapoalim BM1,2	4,028,000	14,595
BankMuscat (SAOG) (GDR)1	1,395,917	12,898
Bank of China Ltd., Class H1	18,180,000	10,481
Commercial Bank of Qatar QSC (GDR)1,3	1,875,000	7,481
Shui On Land Ltd.1	12,100,000	7,333
AFI Development PLC (GDR)1	1,354,000	3,099
Kerry Properties Ltd.1	424,678	2,384
		2,508,473

CONSUMER STAPLES — 11.09%
Nestlé SA1	4,298,500	200,167
Anheuser-Busch InBev NV1	3,336,997	157,022
Pernod Ricard SA1	1,452,257	121,362
Tesco PLC1	17,192,190	114,906
China Yurun Food Group Ltd.1	36,012,000	74,633
OJSC Magnit (GDR)2,3	3,435,500	46,036
OJSC Magnit (GDR)1	2,110,000	28,044
Avon Products, Inc.	2,075,000	66,504
British American Tobacco PLC1	1,975,000	63,158
China Agri-Industries Holdings Ltd.1	65,730,000	62,865
Beiersdorf AG1	1,005,000	61,889
SABMiller PLC1	2,124,500	55,878
Olam International Ltd.1	27,150,000	52,108
X5 Retail Group NV (GDR)1,2,3	1,509,552	36,167
X5 Retail Group NV (GDR)1,2	560,400	13,426
PepsiCo, Inc.	786,000	47,592
Coca-Cola Co.	880,000	46,913
Wal-Mart de México, SAB de CV, Series V (ADR)1	1,010,000	35,936
Wal-Mart de México, SAB de CV, Series V	2,545,000	9,055
Danone SA1	701,065	42,176
Grupo Nacional de Chocolates SA	3,655,000	38,158
METRO AG1	668,800	37,205
IOI Corp. Bhd.1	23,350,000	36,442
Unilever NV, depository receipts1	950,000	29,295
Tingyi (Cayman Islands) Holding Corp.1	12,050,000	27,030
Procter & Gamble Co.	450,000	26,100
Coca-Cola Icecek AS, Class C1	3,283,750	25,287
L’Oréal SA1	225,000	22,960
Nestlé India Ltd.1	380,700	20,749
Cia. de Bebidas das Américas – AmBev, preferred nominative (ADR)	230,000	20,718
BIM Birlesik Magazalar AS1	502,409	18,214
Kimberly-Clark de México, SAB de CV, Class A	4,000,000	15,764
Poslovni sistem Mercator, dd1	42,200	10,654
Cosan Ltd., Class A2	742,800	4,947
First Pacific Co. Ltd.1	7,214,000	4,261
		1,673,621

TELECOMMUNICATION SERVICES — 9.18%
América Móvil, SAB de CV, Series L (ADR)	8,774,500	387,219
América Móvil, SAB de CV, Series L	1,900,000	4,191
MTN Group Ltd.1	10,570,231	157,957
Philippine Long Distance Telephone Co.1	2,145,290	114,794
Philippine Long Distance Telephone Co. (ADR)	250,000	13,325
Telefónica, SA1	4,517,200	126,242
Telekom Austria AG, non-registered shares1	5,255,000	86,155
Turkcell Iletisim Hizmetleri AS1	12,554,000	82,865
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	86,230,000	74,762
SOFTBANK CORP.1	2,155,700	50,620
China Mobile Ltd.1	5,302,000	49,652
Telekomunikacja Polska SA1	7,644,769	44,793
China Telecom Corp. Ltd., Class H1	90,010,000	39,786
Telefónica 02 Czech Republic, AS1	1,640,000	38,832
Partner Communications Co. Ltd.1	1,690,000	31,969
Bharti Airtel Ltd.1	4,507,600	27,898
Magyar Telekom Telecommunications PLC1	5,975,000	25,751
Orascom Telecom Holding SAE (GDR)1	440,000	14,965
OJSC Mobile TeleSystems (ADR)	158,800	7,194
Hutchison Telecommunications International Ltd.1	20,560,000	4,135
Singapore Telecommunications Ltd.1	1,457,000	3,022
		1,386,127

ENERGY — 7.21%
OAO Gazprom (ADR)1	7,028,000	167,811
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	1,916,900	88,599
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	465,000	18,656
Heritage Oil Ltd.1,2	12,925,000	98,356
JSC KazMunaiGas Exploration Production (GDR)1	2,800,000	66,025
Oil Search Ltd.1	12,850,000	65,560
Saipem SpA, Class S1	1,990,000	59,013
China National Offshore Oil Corp.1	38,197,000	57,272
Reliance Industries Ltd.1	1,260,000	51,167
Niko Resources Ltd.4	495,000	40,124
Niko Resources Ltd.	125,000	10,132
Cairn India Ltd.1,2	6,587,000	36,197
Royal Dutch Shell PLC, Class B1	1,235,000	35,831
TOTAL SA1	428,000	25,518
TOTAL SA (ADR)	155,000	9,311
OGX Petróleo e Gás Participações SA, ordinary nominative	42,070	34,130
Tenaris SA (ADR)	930,000	33,127
Eurasia Drilling Co. Ltd. (GDR)1,3	1,162,300	19,181
Eurasia Drilling Co. Ltd. (GDR)1	585,950	9,670
Noble Energy, Inc.	400,000	26,252
Sasol Ltd.1	640,000	23,868
Oil and Gas Development Co. Ltd.1	16,990,310	21,104
Woodside Petroleum Ltd.1	492,000	20,641
Chevron Corp.	175,500	13,433
OAO TMK (GDR)1,2,3	692,815	12,444
Nexen Inc.	560,076	12,065
Eni SpA1	472,000	11,717
ConocoPhillips	230,000	11,541
Marathon Oil Corp.	197,000	6,298
Hess Corp.	73,600	4,029
		1,089,072

MATERIALS — 6.96%
Linde AG1	1,188,738	124,470
PT Indocement Tunggal Prakarsa Tbk1	83,953,500	96,235
Anglo American PLC (ZAR denominated)1,2	1,477,400	53,739
Anglo American PLC1,2	1,052,000	38,273
Israel Chemicals Ltd.1	7,485,000	87,449
Holcim Ltd1,2	1,177,190	74,863
Impala Platinum Holdings Ltd.1	2,732,083	59,384
Xstrata PLC1,2	4,012,200	57,558
Antofagasta PLC1	3,800,000	48,144
Makhteshim-Agan Industries Ltd.1	9,675,000	45,458
Givaudan SA1	55,362	41,050
Sigma-Aldrich Corp.	710,000	36,870
Vale SA, Class A, preferred nominative	1,032,000	23,178
Vale SA, Class A, preferred nominative (ADR)	570,000	13,167
China Shanshui Cement Group Ltd.1	50,714,000	35,926
Buzzi Unicem SpA1	1,414,043	23,731
Buzzi Unicem SpA, nonconvertible shares1	633,012	6,253
BHP Billiton PLC1	1,092,288	29,589
Petropavlovsk PLC1,2	1,595,550	27,515
ArcelorMittal1	780,000	26,148
First Quantum Minerals Ltd.	220,000	15,068
Akzo Nobel NV1	245,000	14,497
PT Semen Gresik1	15,600,000	11,074
Ambuja Cements Ltd.1	5,518,672	10,341
Wacker Chemie AG1	68,000	9,802
Aracruz Celulose SA, Class B, preferred nominative (ADR)2	500,000	9,310
Kumba Iron Ore Ltd.1	280,000	8,269
Sika AG, non-registered shares1	6,000	8,139
Anhui Conch Cement Co. Ltd., Class H1	1,210,000	7,830
Rhodia SA1,2	506,000	7,437
		1,050,767

INFORMATION TECHNOLOGY — 5.81%
Kingboard Chemical Holdings Ltd.1	32,787,840	132,452
Samsung Electronics Co. Ltd.1	154,612	92,770
Cia. Brasileira de Meios de Pagamento, ordinary nominative	9,103,100	83,697
Google Inc., Class A2	130,000	69,696
Infosys Technologies Ltd.1	1,446,826	67,491
Wistron Corp.1	32,887,430	55,072
NetEase.com, Inc. (ADR)2	1,351,000	52,176
HOYA CORP.1	2,039,800	44,690
HTC Corp.1	3,492,300	34,803
Nokia Corp.1	2,158,200	27,267
Nokia Corp. (ADR)	289,300	3,648
Tencent Holdings Ltd.1	1,726,500	30,134
Yahoo! Inc.2	1,550,000	24,645
Corning Inc.	1,660,000	24,253
Redecard SA, ordinary nominative	1,617,600	24,082
Acer Inc.1	8,408,780	19,841
Cisco Systems, Inc.2	787,800	18,001
MediaTek Inc.1	1,184,388	16,712
Venture Corp. Ltd.1	2,500,000	16,015
Wincor Nixdorf AG1	201,000	11,765
Murata Manufacturing Co., Ltd.1	176,300	8,693
Spectris PLC1	647,000	7,184
Halma PLC1	1,700,000	6,347
Kingboard Laminates Holdings Ltd.1	8,048,606	5,652
		877,086

HEALTH CARE — 5.67%
Teva Pharmaceutical Industries Ltd. (ADR)	3,084,000	155,680
OJSC Pharmstandard (GDR)1,2,5	7,452,949	120,677
OJSC Pharmstandard (GDR)1,2,3,5	392,700	6,359
Novo Nordisk A/S, Class B1	1,558,800	97,084
Krka, dd, Novo mesto1	835,400	89,483
Cochlear Ltd.1	1,388,591	79,458
Hikma Pharmaceuticals PLC1	8,953,850	69,275
Baxter International Inc.	1,160,000	62,710
Bayer AG1	840,500	58,290
Richter Gedeon NYRT1	280,500	58,236
Novartis AG1	780,000	40,759
Dr. Reddy’s Laboratories Ltd.1	802,000	17,322
		855,333

INDUSTRIALS — 5.04%
Murray & Roberts Holdings Ltd.1	11,526,154	81,581
Schneider Electric SA1	625,016	65,001
Siemens AG1	677,200	61,099
Enka Insaat ve Sanayi AS1	13,469,998	53,860
Airports of Thailand PCL1	41,795,300	47,342
United Technologies Corp.	695,000	42,708
Container Corp. of India Ltd.1	1,674,253	39,099
Outotec Oyj1	1,210,000	38,275
International Container Terminal Services, Inc.1	88,828,000	37,439
Intertek Group PLC1	1,735,000	35,774
Bharat Heavy Electricals Ltd.1	650,000	30,204
China Railway Construction Corp. Ltd., Class H1	19,277,500	25,509
Kühne + Nagel International AG1	268,000	24,300
AirAsia Bhd.1,2	60,000,000	23,449
Metso Oyj1	770,000	21,508
SM Investments Corp.1	2,799,308	18,130
Bidvest Group Ltd.1	1,090,779	16,952
Prysmian SpA1	886,622	15,590
Suzlon Energy Ltd.1,2	10,300,000	14,382
Dalian Port (PDA) Co. Ltd., Class H1	39,430,000	14,310
KBR, Inc.	562,601	11,517
PT Bakrie & Brothers Tbk1,2	990,000,000	9,968
IJM Corp. Bhd.1	5,621,560	7,878
Daelim Industrial Co., Ltd.1	105,916	6,763
Italian-Thai Development PCL1,2	71,258,300	6,627
De La Rue PLC1	380,974	5,713
Doosan Heavy Industries and Construction Co., Ltd.1	103,250	5,572
		760,550

CONSUMER DISCRETIONARY — 4.64%
Honda Motor Co., Ltd.1	2,790,000	86,367
Hankook Tire Co., Ltd.1	3,760,000	71,690
Truworths International Ltd.1	11,960,044	67,614
Swatch Group Ltd, non-registered shares1	120,450	28,130
Swatch Group Ltd1	568,022	25,509
Parkson Holdings Bhd.1	35,820,000	53,061
PT Astra International Tbk1	16,082,000	52,196
McDonald’s Corp.	750,000	43,956
Toyota Motor Corp.1	1,050,000	41,565
Desarrolladora Homex, SA de CV (ADR)2	1,060,000	37,694
Nitori Co., Ltd.1	400,000	32,625
GOME Electrical Appliances Holding Ltd.1,2	107,658,760	31,649
Li & Fung Ltd.1	7,303,900	30,248
Melco Crown Entertainment Ltd. (ADR)2	4,122,000	20,445
Maruti Suzuki India Ltd.1	555,000	16,402
Grupo Televisa, SAB de CV, ordinary participation certificates (ADR)	800,000	15,488
TVN SA1	2,500,000	12,304
Central European Media Enterprises Ltd., Class A2	390,000	9,805
C C Land Holdings Ltd.1	13,336,000	7,270
Techtronic Industries Co. Ltd.1	9,012,000	7,268
Suzuki Motor Corp.1	261,000	6,361
Praktiker Bau- und Heimwerkermärkte Holding AG1	271,300	3,296
		700,943

UTILITIES — 2.34%
PT Perusahaan Gas Negara (Persero) Tbk1	195,157,000	72,915
Cia. Energética de Minas Gerais – Cemig, preferred nominative	4,491,675	70,348
GAIL (India) Ltd.1	8,494,000	62,511
China Resources Power Holdings Co. Ltd.1	21,955,000	45,397
Cheung Kong Infrastructure Holdings Ltd.1	7,480,000	26,668
CLP Holdings Ltd.1	3,125,000	20,934
Veolia Environnement1	563,882	18,384
Electricity Generating PCL1	6,375,000	14,252
Cia. de Saneamento Básico do Estado de São Paulo - SABESP, ordinary nominative	618,000	11,786
NTPC Ltd.1	2,071,532	9,255
		352,450

MISCELLANEOUS — 4.97%
Other common stocks in initial period of acquisition		750,466

Total common stocks (cost: $10,107,198,000)		12,004,888

Warrants — 0.01%

CONSUMER DISCRETIONARY — 0.00%
IJM Land Bhd., warrants, expire 20132	401,540	136

MISCELLANEOUS — 0.01%
Other warrants in initial period of acquisition		1,852

Total warrants (cost: $3,225,000)		1,988

	Principal amount
Convertible securities — 0.11%	(000)

FINANCIALS — 0.11%
IMMOFINANZ AG 2.75% convertible notes 2014	EUR14,300	16,465

Total convertible securities (cost: $16,414,000)		16,465

	Principal amount	Value
Bonds & notes — 9.63%	(000)	(000)

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 8.71%
Brazil (Federal Republic of) Global 9.25% 2010	$12,600	$13,577
Brazilian Treasury Bill 6.00% 20101,6	BRL67,769	38,976
Brazilian Treasury Bill 0% 2010	34,600	18,605
Brazilian Treasury Bill 0% 2010	25,000	14,030
Brazilian Treasury Bill 6.00% 20111,6	8,584	4,904
Brazil (Federal Republic of) 10.00% 20121	8,000	4,413
Brazil (Federal Republic of) 10.00% 20141	9,000	4,695
Brazilian Treasury Bill 6.00% 20151,6	10,935	6,039
Brazil (Federal Republic of) Global 12.50% 2016	29,400	18,997
Brazil (Federal Republic of) Global 6.00% 2017	$15,925	17,103
Brazil (Federal Republic of) 10.00% 20171	BRL36,500	17,841
Brazilian Treasury Bill 6.00% 20171,6	18,225	9,977
Brazil (Federal Republic of) Global 8.00% 20187	$30,154	34,602
Brazil (Federal Republic of) Global 5.875% 2019	9,100	9,669
Brazil (Federal Republic of) Global 8.875% 2019	9,000	11,498
Brazil (Federal Republic of) Global 12.50% 2022	BRL20,000	12,724
Brazil (Federal Republic of) Global 8.875% 2024	$900	1,177
Brazil (Federal Republic of) Global 10.125% 2027	14,500	21,243
Brazil (Federal Republic of) Global 7.125% 2037	16,730	19,365
Brazil (Federal Republic of) Global 11.00% 2040	52,000	69,680
Brazilian Treasury Bill 6.00% 20451,6	BRL20,047	10,448
Turkey (Republic of) 14.00% 2011	TRY64,400	45,583
Turkey (Republic of) 11.50% 2012	$6,000	7,110
Turkey (Republic of) 10.00% 20121,6	TRY38,172	28,524
Turkey (Republic of) 16.00% 2012	7,500	5,676
Turkey (Republic of) 16.00% 2013	18,400	14,713
Turkey (Republic of) 7.25% 2015	$10,150	11,368
Turkey (Republic of) 7.00% 2016	32,750	36,353
Turkey (Republic of) 6.75% 2018	33,260	35,671
Turkey (Republic of) 7.00% 2019	8,000	8,650
Turkey (Republic of) 6.875% 2036	7,500	7,594
United Mexican States Government Global 9.875% 2010	21,625	22,209
United Mexican States Government 9.00% 2012	MXN72,500	5,840
United Mexican States Government Global 6.375% 2013	$32,880	36,135
United Mexican States Government, Series MI10, 8.00% 2013	MXN56,068	4,364
United Mexican States Government Global 5.875% 2014	$4,500	4,805
United Mexican States Government, Series MI10, 9.50% 2014	MXN449,500	37,007
United Mexican States Government, Series M10, 8.00% 2015	165,000	12,706
United Mexican States Government Global 5.625% 2017	$23,640	24,645
United Mexican States Government, Series M10, 7.75% 2017	MXN15,000	1,123
United Mexican States Government 3.50% 20176	54,799	4,275
United Mexican States Government Global 5.95% 2019	$8,020	8,421
United Mexican States Government, Series M20, 10.00% 2024	MXN123,000	10,704
United Mexican States Government Global 6.05% 2040	$11,570	11,674
Colombia (Republic of) Global 11.75% 2010	COP20,000,000	10,271
Colombia (Republic of) Global 10.00% 2012	$32,025	37,149
Colombia (Republic of) Global 10.75% 2013	9,840	11,980
Colombia (Republic of) Global 8.25% 2014	3,100	3,674
Colombia (Republic of) Global 12.00% 2015	COP49,360,000	29,982
Colombia (Republic of) Global 7.375% 2017	$22,000	24,915
Colombia (Republic of) Global 11.75% 2020	2,420	3,509
Colombia (Republic of) Global 8.125% 2024	4,375	5,206
Colombia (Republic of) Global 9.85% 2027	COP11,815,000	6,631
Colombia (Republic of) Global 7.375% 2037	$21,955	24,425
Peru (Republic of) 8.375% 2016	41,800	50,474
Peru (Republic of) 7.125% 2019	4,590	5,198
Peru (Republic of) 7.35% 2025	6,550	7,549
Peru (Republic of) 6.55% 20377	$7,242	7,568
Polish Government 5.00% 2013	PLN44,645	15,197
Polish Government 5.25% 2013	38,400	13,273
Polish Government 5.75% 2014	17,855	6,213
Polish Government 5.00% 2015	$2,900	3,058
Polish Government 5.25% 2017	PLN25,780	8,508
Polish Government 6.375% 2019	$16,075	17,782
Russian Federation 8.25% 20107	5,491	5,608
Russian Federation 8.25% 20103,7	628	641
Russian Federation 7.50% 20303,7	28,964	32,526
Russian Federation 7.50% 20307	16,239	18,237
Philippines (Republic of) 8.25% 2014	13,155	15,194
Philippines (Republic of) 9.375% 2017	4,000	4,990
Philippines (Republic of) 9.875% 2019	10,800	13,986
Philippines (Republic of) 7.75% 2031	16,070	18,199
Philippines (Republic of) 6.375% 2034	3,700	3,635
Panama (Republic of) Global 7.25% 2015	9,850	11,007
Panama (Republic of) Global 7.125% 2026	7,300	8,067
Panama (Republic of) Global 8.875% 2027	2,775	3,510
Panama (Republic of) Global 9.375% 2029	9,034	12,331
Panama (Republic of) Global 6.70% 20367	17,739	18,715
Croatian Government 6.75% 20193	23,425	23,684
South Africa (Republic of) 6.50% 2014	10,000	10,950
South Africa (Republic of) 6.875% 2019	10,050	11,269
Malaysian Government 3.756% 2011	MYR43,145	12,909
Malaysian Government 3.833% 2011	8,900	2,672
Malaysian Government 5.094% 2014	10,000	3,100
Dominican Republic 9.50% 20117	$1,383	1,449
Dominican Republic 9.04% 20187	3,935	4,072
Dominican Republic 8.625% 20271,3,7	9,900	9,405
Argentina (Republic of) 5.83% 20331,6,7,8	ARS 47,269	6,892
Argentina (Republic of) GDP-Linked 2035	335,653	6,243
Egypt (Arab Republic of) 9.10% 2010	EGP20,000	3,704
Egypt (Arab Republic of) 8.75% 2012	26,350	4,920
Venezuela (Republic of) Global 9.25% 2027	$8,290	6,632
Hungarian Government 6.00% 2012	HUF499,400	2,580
		1,314,402

ENERGY — 0.68%
Gaz Capital SA 7.343% 2013	$600	633
Gaz Capital SA 8.146% 2018	15,320	16,239
Gazprom International SA 7.201% 20207	6,419	6,702
Gaz Capital SA, Series 9, 6.51% 2022	16,650	15,152
Gaz Capital SA 6.51% 20223	10,810	9,837
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034	1,775	1,955
Gaz Capital SA 7.288% 2037	17,000	15,937
Pemex Project Funding Master Trust 6.625% 2035	21,800	21,324
Petrobras International 5.75% 2020	10,930	10,952
Petrobras International 6.875% 2040	3,820	3,835
		102,566

UTILITIES — 0.10%
AES Panamá, SA 6.35% 20163	10,400	9,921
Enersis SA 7.375% 2014	4,550	5,047
		14,968

MATERIALS — 0.08%
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	2,235	2,399
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	3,815	4,107
C10 Capital (SPV) Ltd. 6.722% (undated)3,9	6,600	4,689
		11,195

TELECOMMUNICATION SERVICES — 0.04%
Orascom Telecom 7.875% 20143	6,955	6,607

INDUSTRIALS — 0.02%
TFM, SA de CV 9.375% 2012	3,200	3,280

Total bonds & notes (cost: $1,349,863,000)		1,453,018

Short-term securities — 11.48%

Freddie Mac 0.08%–0.43% due 11/2/2009–5/18/2010	337,140	337,064
Fannie Mae 0.09%–0.30% due 11/25/2009–3/31/2010	258,400	258,328
U.S. Treasury Bills 0.14%–0.35% due 12/10/2009–8/26/2010	245,400	245,254
Federal Home Loan Bank 0.11%–0.36% due 11/25/2009–10/8/2010	149,700	149,601
Caisse d’Amortissement de la Dette Sociale 0.195%–0.235% due 12/16/2009–2/1/2010	106,100	106,052
KfW 0.19% due 1/14–2/5/20103	97,400	97,362
International Bank for Reconstruction and Development 0.17%–0.19% due 12/18/2009–2/18/2010	80,800	80,781
BNP Paribas Finance Inc. 0.21%–0.22% due 1/7–1/27/2010	59,500	59,467
Scotiabank Inc. 0.22% due 12/15/20093	35,000	34,990
Bank of Nova Scotia 0.20% due 1/12/2010	23,500	23,492
Québec (Province of) 0.17%–0.18% due 1/11/20103	56,300	56,274
Bank of America Corp. 0.22%–0.31% due 1/12–2/23/2010	55,700	55,661
Australia & New Zealand Banking Group, Ltd. 0.21% due 1/15/20103	53,000	52,974
GE Capital International Funding Inc. 0.20% due 1/22/2010	41,200	41,170
ING (U.S.) Funding LLC 0.19% due 12/17/2009	40,000	39,990
National Australia Funding (Delaware) Inc. 0.20% due 1/6/20103	32,300	32,283
Park Avenue Receivables Co., LLC 0.19% due 11/16/20093	30,000	29,997
Denmark (Kingdom of) 0.22% due 11/3/2009	17,800	17,800
Total Capital Canada Ltd. 0.24% due 11/10/20093	14,700	14,699

Total short-term securities (cost: $1,733,072,000)		1,733,239

Total investment securities (cost: $13,209,772,000)		15,209,598
Other assets less liabilities		(114,343)

Net assets		$15,095,255

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of directors.The total value of all such securities, including those in "Miscellaneous," was $9,178,845,000, which represented 60.81% of the net assets of the fund. This amount includes $8,931,845,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2Security did not produce income during the last 12 months.
3Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $556,500,000, which represented 3.69% of the net assets of the fund.
4Purchased in a transaction exempt from registration under the Securities act of 1933. This security (acquired 2/1/2007-7/23/2007 at a cost of $38,291,000) may be subject to legal or contractual restrictions on sale.
5Represents an affiliated company as defined under the Investment Company Act of 1940.
6Index-linked bond whose principal amount moves with a government retail price index.
7Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
8Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
9Coupon rate may change periodically.

Key to abbreviations

ADR = American Depositary Receipts	COP = Colombian pesos	MXN = Mexican pesos
GDR = Global Depositary Receipts	EGP = Egyptian pounds	MYR = Malaysian ringgits
ARS = Argentine pesos	EUR = Euros	PLN = Polish zloty
BRL = Brazilian reais	HUF = Hungarian forints	TRY = New Turkish liras

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the funds’ prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-936-1209O-S21452

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
New World Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of New World Fund, Inc. (the “Fund”) as of October 31, 2009, and for the year then ended and have issued our report thereon dated December 8, 2009, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of October 31, 2009, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
December 8, 2009

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: December 30, 2009

By /s/ Bryan K. Nielsen
Bryan K. Nielsen, Treasurer and Principal Financial Officer

Date: December 30, 2009